UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report—July 27, 2006
(Date of earliest event reported)

PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification	Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA	19610
(Address of principal executive offices)	(Zip Code)

Area Code (610) 373-2400
(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 27, 2006, Penn National Gaming, Inc. (the “Company”) announced that, by mutual agreement, Kevin DeSanctis, the Company’s President and Chief Operating Officer, will be departing from the Company by the end of 2006.  The Company has retained Heidrick & Struggles International, Inc. to assist in identifying a successor.  A copy of the press release announcing Mr. DeSanctis’ departure is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 27, 2006, issued by Penn National Gaming, Inc. announcing the departure of Kevin DeSanctis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 27, 2006	PENN NATIONAL GAMING, INC.

	By:	/s/ ROBERT S. IPPOLITO
Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 27, 2006, issued by Penn National Gaming, Inc. announcing the departure of Kevin DeSanctis.